Exhibit 10.31

FIRST AMENDMENT TO AMENDED AND RESTATED VOTING AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED VOTING AGREEMENT (the “Amendment”), is entered into as of October 4, 2006, by and among Data Domain, Inc., a Delaware corporation (the “Company”), and the other parties hereto, with respect to the AMENDED AND RESTATED VOTING AGREEMENT, dated as of July 26, 2005, by and among the Company and the other parties thereto (the “Agreement”).

RECITALS

WHEREAS, the Company proposes to increase the number of authorized directors on its Board of Directors from seven (7) to eight (8);

WHEREAS, in connection with the increase in the number of directors, the parties hereto desire to amend the Agreement to maintain the Board at eight (8) directors and specify which stockholders shall have the right and obligation to vote for the Company’s directors;

WHEREAS, pursuant to Section 16 of the Agreement, the Agreement may be amended only with the written consent of the Company, the holders of a majority of the then outstanding voting securities held by the Common Holders (as defined in the Agreement) and the holders of a majority of the then outstanding voting securities held by the Investors (as defined in the Agreement); and

WHEREAS, the parties hereto desire to enter into this Amendment in accordance with Section 16 of the Agreement.

NOW, THEREFORE, IT IS AGREED THAT:

1.        Definitions.  All capitalized terms used herein without definition shall have the meanings ascribed to them in the Agreement.

2.        Amendment.

a. The second “WHEREAS” clause in the recitals of the Agreement is hereby amended and restated in its entirety to read as follows:

“WHEREAS, the Company’s Restated Certificate of Incorporation provides that (a) holders of shares of Common Stock (voting together as a single class) shall elect two (2) members of the Board (the “Common Directors”), (b) holders of shares of Series A-1 Stock and Series A-2 Stock (voting together as a single class and not as separate series, and on an as-converted basis) shall elect two (2) members of the Board (the “Series A Directors”), (c) holders of shares of Series B Stock (voting together as a single class) shall elect one (1) member of the Board (the “Series B Director”) and (d) holders of shares of Common Stock and holders of shares of Preferred Stock (voting together as a single class and not as separate series, and on an as-converted basis) shall be entitled to elect any remaining members of the Board (the first three such remaining members of the Board shall be referred to as the “Independent Directors”);”

b. Section 2 of the Agreement is hereby amended and restated in its entirety to read as follows:

“Board Size. The holders of Investor Shares and Common Holder Shares shall vote at a regular or special meeting of stockholders (or by written consent) such shares that they own (or as to which they have voting power) to ensure that the size of the Board shall be set and remain at eight (8) directors; provided, however, that such Board size may be subsequently increased or decreased pursuant to an amendment or waiver of this Agreement in accordance with Section 16 hereof and the Company’s Restated Certificate of Incorporation, as applicable.”

c. Section 3(d) of the Agreement is hereby amended and restated in its entirety to read as follows:

“In any election of the Independent Directors, the Investors and the Common Holders shall each vote at any regular or special meeting of stockholders (or by written consent) such number of voting securities of the Company then owned by them (or as to which they then have voting power) as may be necessary to elect Independent Directors who are (i) not otherwise affiliated with the Company and (ii) acceptable to a majority of the other directors then in office. Initially, the Independent Directors shall be Neal Ater, Ron Codd and Jeff Miller.”

3.        Effectiveness.  This Amendment shall become effective upon the execution hereof by (a) the Company, (b) the holders of a majority of the then outstanding voting securities held by the Common Holders (as defined in the Agreement) and (c) the holders of a majority of the then outstanding voting securities held by the Investors (as defined in the Agreement).

4.        Effect of Amendment.  Except as amended as set forth above, the Agreement shall continue in full force and effect.

5.        Counterparts.  This Amendment may be signed in two or more counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed one and the same document.

2

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

DATA DOMAIN, INC.

By:	/s/ Frank Slootman
Frank Slootman President and Chief Executive Officer

COMMON HOLDERS:

/s/ Frank Slootman
Frank Slootman

/s/ Brian Biles
Brian Biles

Yifan Zhang

Ming Benjamin Zhu

/s/ Kai Li
Kai Li

SIGNATURE PAGE TO FIRST AMENDMENT TO

AMENDED AND RESTATED VOTING AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

INVESTORS:

NEW ENTERPRISE ASSOCIATES 10, L.P.

By:	NEA Partners 10, L.P.
Its General Partner

By:	illegible
Name:
Title:

SIGNATURE PAGE TO FIRST AMENDMENT TO

AMENDED AND RESTATED VOTING AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

INVESTORS:

GREYLOCK XI LIMITED PARTNERSHIP

By:	Greylock XI GP Limited Partnership,
its General Partner

By:	/s/ Donald A. Sullivan
Donald A. Sullivan
Title:	Administrative Partner

GREYLOCK XI-A LIMITED PARTNERSHIP

By:	Greylock XI GP Limited Partnership,
its General Partner

By:	/s/ Donald A. Sullivan
Donald A. Sullivan
Title:	Administrative Partner

GREYLOCK XI PRINCIPALS LLC

By:	Greylock Management Corporation,
Sole Member

By:	/s/ Donald A. Sullivan
Donald A. Sullivan
Title:	Treasurer

SIGNATURE PAGE TO FIRST AMENDMENT TO

AMENDED AND RESTATED VOTING AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

INVESTORS:

SUTTER HILL VENTURES,
A CALIFORNIA LIMITED PARTNERSHIP

By:	/s/ Tench Coxe
Name:	Tench Coxe
Managing Director of the General Partner

SIGNATURE PAGE TO FIRST AMENDMENT TO

AMENDED AND RESTATED VOTING AGREEMENT

AMENDED AND RESTATED VOTING AGREEMENT

This AMENDED AND RESTATED Voting Agreement (the “Agreement”) is made and entered into as of July 26, 2005, by and among Data Domain, Inc., a Delaware corporation (the “Company”), the holders of the Company’s Series A-1 Preferred Stock (the “Series A-1 Stock”), Series A-2 Preferred Stock (the “Series A-2 Stock”), Series B Preferred Stock (the “Series B Stock”) and Series C Preferred Stock (the “Series C Stock,” and together with the Series A-1 Stock, Series A-2 Stock and Series B Stock, the “Preferred Stock”) listed on the Schedule of Investors attached as Schedule A hereto (collectively, the “Investors”), and the holders of Common Stock of the Company (the “Common Holders”) listed on the Schedule of Common Holders attached as Schedule B hereto. The Company, the Common Holders and the Investors are individually referred to herein as a “Party” and are collectively referred to herein as the “Parties.” The Company’s Board of Directors is referred to herein as the “Board.”

WITNESSETH:

WHEREAS, the Company and certain of the Investors have entered into that certain Series C Preferred Stock Purchase Agreement of even date herewith (the “Purchase Agreement”), which provides for, among other things, the purchase by such Investors of shares of Series C Stock;

WHEREAS, the Company’s Restated Certificate of Incorporation provides that (a) holders of shares of Common Stock (voting together as a single class) shall elect two (2) members of the Board (the “Common Directors”), (b) holders of shares of Series A-1 Stock and Series A-2 Stock (voting together as a single class and not as separate series, and on an as-converted basis) shall elect two (2) members of the Board (the “Series A Directors”), (c) holders of shares of Series B Stock (voting together as a single class) shall elect one (1) member of the Board (the “Series B Director”) and (d) holders of shares of Common Stock and holders of shares of Preferred Stock (voting together as a single class and not as separate series, and on an as-converted basis) shall be entitled to elect any remaining members of the Board (the first two such remaining members of the Board shall be referred to as the “Independent Directors”);

WHEREAS, the Company, the holders of Series A-1 Stock, Series A-2 Stock and Series B Stock (the “Existing Investors”) and the Common Holders have previously entered into that certain Voting Agreement dated as of December 11, 2003 (the “Prior Agreement”) and desire to amend and restate the Prior Agreement and to accept the rights created pursuant hereto in lieu of the rights created under the Prior Agreement; and

WHEREAS, to induce certain of the Investors to enter into the Purchase Agreement and purchase shares of Series C Stock thereunder, the Company, the undersigned Common Holders and the undersigned Existing Investors desire to enter into this Agreement with such Investors;

NOW, THEREFORE, in consideration of the foregoing premises and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.        Agreement to Vote.  Each Investor, as a holder of Preferred Stock, hereby agrees on behalf of itself and any transferee or assignee of any such shares of Preferred Stock, to hold all of the shares of Preferred Stock registered in its name (and any securities of the Company issued with respect to, upon conversion of, or in exchange or substitution of such Preferred Stock, and any other voting securities of the Company subsequently acquired by such Investor) (hereinafter collectively referred to as the “Investor Shares”) subject to, and to vote the Investor Shares at a regular or special meeting of stockholders (or by written consent) in accordance with, the provisions of this Agreement. Each Common Holder, as a holder of Common Stock of the Company (or options therefor), hereby agrees on behalf of itself and any transferee or assignee of any such shares of Common Stock, to hold all of such shares of Common Stock and any other securities of the Company acquired by such Common Holder in the future (and any securities of the Company issued with respect to, upon conversion of, or in exchange or substitution for such securities) (the “Common Holder Shares”) subject to, and to vote the Common Holder Shares at a regular or special meeting of stockholders (or by written consent) in accordance with, the provisions of this Agreement.

2.        Board Size.  The holders of Investor Shares and Common Holder Shares shall vote at a regular or special meeting of stockholders (or by written consent) such shares that they own (or as to which they have voting power) to ensure that the size of the Board shall be set and remain at seven (7) directors; provided, however, that such Board size may be subsequently increased or decreased pursuant to an amendment or waiver of this Agreement in accordance with Section 16 hereof and the Company’s Restated Certificate of Incorporation, as applicable.

3.        Election of Directors.

(a) In any election of directors of the Company to elect the Common Directors, the Parties holding shares of Common Stock shall each vote at any regular or special meeting of stockholders (or by written consent) such number of shares of Common Stock then owned by them (or as to which they then have voting power) as may be necessary to elect the Company’s Chief Executive Officer as one (1) of the Common Directors.

(b) In any election of directors of the Company to elect the Series A Directors, the Parties holding shares of Series A-1 Stock and Series A-2 Stock shall each vote at any regular or special meeting of stockholders (or by written consent) such number of shares of Series A-1 Stock and Series A-2 Stock then owned by them (or as to which they then have voting power) as may be necessary to elect (i) one (1) director (the “NEA Director”) nominated by New Enterprise Associates 10, L.P., or its affiliates (“NEA”), for so long as NEA owns at least 2,000,000 shares of Common Stock issuable or issued upon conversion of the Series A-1 Stock and Series A-2 Stock purchased by NEA pursuant to the Company’s Series A-1 and Series A-2 Preferred Stock Purchase Agreement dated July 23, 2002 (as adjusted for any stock splits, stock dividends, combinations, recapitalizations or the like), and (ii) one (1) director (the “Greylock Director”) nominated by Greylock XI Limited Partnership, or its affiliates (“Greylock”), for so long as Greylock owns at least 2,000,000 shares of Common Stock issuable or issued upon conversion of the Series A-1 Stock and Series A-2 Stock purchased by Greylock pursuant to the Company’s Series A-1 and Series A-2 Preferred Stock Purchase Agreement dated July 23, 2002 (as adjusted for any stock splits, stock dividends, combinations, recapitalizations or the like). Initially, the NEA Director shall be Scott Sandell, and the Greylock Director shall be Aneel Bhusri.

(c) In any election of directors of the Company to elect the Series B Director, the Parties holding shares of Series B Stock shall each vote at any regular or special meeting of stockholders (or by written consent) such number of shares of Series B Stock then owned by them (or as to which they then have voting power) as may be necessary to elect one (1) director (the “Sutter Hill Director”) nominated by Sutter Hill Ventures, a California Limited Partnership, or its affiliates (“Sutter Hill”), for so long as Sutter Hill owns at least 2,000,000 shares of Common Stock issuable or issued upon conversion of the Series B Stock purchased by Sutter Hill pursuant to the Company’s Series B Preferred Stock Purchase Agreement dated December 11, 2003 (as adjusted for stock splits, stock dividends, recapitalizations or the like). Initially, the Sutter Hill Director shall be Ron Bernal.

(d) In any election of the Independent Directors, the Investors and the Common Holders shall each vote at any regular or special meeting of stockholders (or by written consent) such number of voting securities of the Company then owned by them (or as to which they then have voting power) as may be necessary to elect Independent Directors who are (i) not otherwise affiliated with the Company and (ii) acceptable to a majority of the other directors then in office. Initially, the first Independent Director shall be Neal Ater and the other Independent Director seat shall be vacant.

4.        Removal.  Any director of the Company may be removed from the Board in the manner allowed by law and the Company’s Restated Certificate of Incorporation and Bylaws, but with respect to a director designated pursuant to subsections 3(a), 3(b), 3(c) and 3(d) above, only upon the vote or written consent of the stockholders entitled to designate such director.

5.        [Reserved]

6.        Legend on Share Certificates.  Each certificate representing any Investor Shares or Common Holder Shares shall be endorsed by the Company with a legend reading substantially as follows:

“THE SHARES EVIDENCED HEREBY ARE SUBJECT TO A VOTING AGREEMENT (A COPY OF WHICH MAY BE OBTAINED UPON WRITTEN REQUEST FROM THE ISSUER), AND BY ACCEPTING ANY INTEREST IN SUCH SHARES THE PERSON ACCEPTING SUCH INTEREST SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF SAID VOTING AGREEMENT.”

7.        Covenants of the Company.  The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all of the provisions of this Agreement and in the taking of all such actions as may be necessary, appropriate or reasonably requested by the holders of a majority of the outstanding voting securities held by the Parties hereto (assuming conversion of all outstanding securities) in order to protect the rights of the Parties hereunder against impairment.

8.        No Liability for Election of Recommended Directors.  Neither the Company, the Common Holders, the Investors, nor any officer, director, stockholder, partner, employee or agent of any such Party, makes any representation or warranty as to the fitness or competence of the nominee of any Party hereunder to serve on the Company’s Board by virtue of such Party’s execution of this Agreement or by the act of such Party in voting for such nominee pursuant to this Agreement.

9.        Grant of Proxy.  Upon the failure of any Party to vote their Investor Shares or Common Holder Shares, as applicable, in accordance with the terms of this Agreement, such Party hereby grants to a stockholder designated by the Board of Directors of the Company a proxy coupled with an interest in all Investor Shares and Common Holder Shares owned by such Party, which proxy shall be irrevocable until this Agreement terminates pursuant to its terms or this Section 9 is amended to remove such grant of proxy in accordance with Section 16 hereof, to vote all such Investor Shares and Common Holder Shares in the manner provided in Sections 2 and 3 hereof.

10.        Specific Enforcement.  It is agreed and understood that monetary damages would not adequately compensate an injured Party for the breach of this Agreement by any other Party, that this Agreement shall be specifically enforceable, and that any breach or threatened breach of this Agreement shall be the proper subject of a temporary or permanent injunction or restraining order. Further, each Party hereto waives any claim or defense that there is an adequate remedy at law for such breach or threatened breach.

11.        Execution by the Company.  The Company, by its execution in the space provided below, agrees that it will cause the certificates issued after the date hereof evidencing the shares of Investor Stock and Common Holder Stock to bear the legend required by Section 6 hereof, and it shall supply, free of charge, a copy of this Agreement to any holder of a certificate evidencing shares of capital stock of the Company upon written request from such holder to the Company at its principal office. The parties hereto do hereby agree that the failure to cause the certificates evidencing the shares of Investor Stock and Common Holder Stock to bear the legend required by Section 6 hereof and/or failure of the Company to supply, free of charge, a copy of this Agreement, as provided under this Section 6, shall not affect the validity or enforcement of this Agreement.

12.        Captions.    The captions, headings and arrangements used in this Agreement are for convenience only and do not in any way limit or amplify the terms and provisions hereof.

13.        Notices.  All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the respective parties at the addresses set forth on the signature pages attached hereto (or at such other addresses as shall be specified by notice given in accordance with this Section 13).

14.        Term.  This Agreement shall terminate and be of no further force or effect upon (a) the consummation of the Company’s sale of its Common Stock or other securities pursuant to a registration statement under the Securities Act of 1933, as amended, in connection with a firm commitment underwritten offering of its securities to the general public (other than a registration statement relating either to sale of securities to employees of the Company pursuant to its stock option, stock purchase or similar plan or a SEC Rule 145 transaction), (b) the consummation of a Liquidation Event, as that term is defined in the Company’s Restated Certificate of Incorporation (as amended from time to time), (c) termination in accordance with the amendment and waiver provisions set forth in Section 16, or (d) July 15, 2012.

15.        Manner of Voting.  The voting of shares pursuant to this Agreement may be effected in person, by proxy, by written consent or in any other manner permitted by applicable law.

16.        Amendments and Waivers.  Any term hereof may be amended and the observance of any term hereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of (i) the Company, (ii) the holders of a majority of the then outstanding voting securities held by the Common Holders and (iii) the holders of a majority of the then outstanding voting securities held by the Investors. Notwithstanding the foregoing, (a) the provisions of Section 3(a) may be amended and the observance of any term thereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the holders of a majority of the outstanding shares of Common Stock then held by the Common Holders, (b) the provisions of Section 3(b)(i) may be amended and the observance of any term thereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of NEA, (c) the provisions of Section 3(b)(ii) may be amended and the observance of any term thereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of Greylock and (d) the provisions of Section 3(c) may be amended and the observance of any term thereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of Sutter Hill. Any amendment or waiver so effected shall be binding upon all the Parties hereto.

17.        Stock Splits, Stock Dividends, etc.  In the event of any issuance of shares of the Company’s voting securities hereafter to any of the Parties hereto (including, without limitation, in connection with any stock split, stock dividend, recapitalization, reorganization or the like), such shares shall become subject to this Agreement and shall be endorsed with the legend set forth in Section 6.

18.        Severability.  Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

19.        Binding Effect.  In addition to any restriction on transfer that may be imposed by any other agreement by which any Party hereto may be bound, this Agreement shall be binding upon the Parties, their respective heirs, successors, transferees and assigns and to such additional individuals or entities that may become stockholders of the Company and that desire to become Parties hereto; provided that for any such transfer to be deemed effective, the transferee shall have executed and delivered an Adoption Agreement substantially in the form attached hereto as Exhibit A. Upon the execution and delivery of an Adoption Agreement by a transferee reasonably acceptable to the Company, such transferee shall be deemed to be a Party hereto as if such transferee’s signature appeared on the signature pages hereto. By its execution hereof or any Adoption Agreement, each of the Parties hereto appoints the Company as its attorney-in-fact for the purpose of executing any Adoption Agreement which may be required to be delivered hereunder.

20.        Additional Investors.  Notwithstanding Section 16, no consent shall be necessary to add additional Investors as signatories to this Agreement, provided that such Investors have purchased Series C Stock pursuant to the subsequent closing provisions of Section 1.3 of the Purchase Agreement.

21.        Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to conflicts of law principles thereof.

22.        Entire Agreement.  This Agreement is intended to be the sole agreement of the Parties as it relates to the subject matter hereof and supersede all other agreements of the Parties relating to the subject matter hereof.

23.        Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

24.        Termination of Prior Agreement.  The Prior Agreement is hereby amended and restated in its entirety and shall be of no further force or effect.

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

DATA DOMAIN, INC.

By:	/s/ Frank Slootman
Frank Slootman
President and Chief Executive Officer

Address:	3400 Hillview Ave.
Building 3, 2nd Floor Palo Alto, CA 94304

COMMON HOLDERS:

/s/ Kai Li
Kai Li

Address:

Ming Benjamin Zhu

Address:

/s/ Brian Biles
Brian Biles

Address:

/s/ Frank Slootman
Frank Slootman

Address:

SIGNATURE PAGE TO DATA DOMAIN, INC.

AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

NEW ENTERPRISE ASSOCIATES 10, L.P.

By:	NEA Partners 10, L.P.
Its General Partner

By:	/s/ Charles W. Newhall III
Name:	Charles W. Newhall III
Title:	General Partner

SIGNATURE PAGE TO DATA DOMAIN, INC.

AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

GREYLOCK XI LIMITED PARTNERSHIP

By:	Greylock XI GP Limited Partnership,
its General Partner

By:	/s/ Donald A. Sullivan
Donald A. Sullivan
Title:	Administrative Partner

GREYLOCK XI-A LIMITED PARTNERSHIP

By:	Greylock XI GP Limited Partnership,
its General Partner

By:	/s/ Donald A. Sullivan
Donald A. Sullivan
Title:	Administrative Partner

GREYLOCK XI PRINCIPALS LLC

By:	Greylock Management Corporation,
Sole Member

By:	/s/ Donald A. Sullivan
Donald A. Sullivan
Title:	Treasurer

SIGNATURE PAGE TO DATA DOMAIN, INC.

AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

DATA DOMAIN OF ELEVEN RINGS, LLC

By:	/s/ Harris Barton
Name:	Harris Barton
Title:	Managing Member

SIGNATURE PAGE TO DATA DOMAIN, INC.

AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

SUTTER HILL VENTURES,
A CALIFORNIA LIMITED PARTNERSHIP

By:	/s/ Gregory P. Sands
Name:	Gregory P. Sands
Managing Director of the General Partner

PAUL M. WYTHES AND MARSHA R. WYTHES, TRUSTEES THE WYTHES LIVING TRUST (9/21/87)

By:	/s/ David E. Sweet
Paul M. Wythes, Trustee
By David E. Sweet under Power of Attorney

DAVID L. ANDERSON, TRUSTEE THE ANDERSON LIVING TRUST U/A/D 1/22/98

By:	/s/ David E. Sweet
David L. Anderson, Trustee
By David E. Sweet under Power of Attorney

ANVEST, L.P.

By:	/s/ David E. Sweet
David L. Anderson, General Partner
By David E. Sweet under Power of Attorney

G. LEONARD BAKER, JR. AND MARY ANNE BAKER, CO-TRUSTEES OF THE BAKER REVOCABLE TRUST U/A/D 2/3/03

By:	/s/ David E. Sweet
G. Leonard Baker, Jr., Trustee
By David E. Sweet under Power of Attorney

SAUNDERS HOLDINGS, L.P.

By:	/s/ David E. Sweet
G. Leonard Baker, Jr., General Partner
By David E. Sweet under Power of Attorney

SIGNATURE PAGE TO DATA DOMAIN, INC.

AMENDED AND RESTATED VOTING AGREEMENT

WILLIAM H. YOUNGER, JR. AND LAUREN L. YOUNGER, CO-TRUSTEES OF THE YOUNGER LIVING TRUST U/A/D 1/20/95

By:	/s/ David E. Sweet
William H. Younger, Jr., Trustee
By David E. Sweet Under Power of Attorney

GREGORY P. SANDS, TRUSTEE OF GREGORY P. SANDS CHARITABLE REMAINDER UNITRUST

By:	/s/ David E. Sweet
Gregory P. Sands, Trustee
By David E. Sweet Under Power of Attorney

JAMES C. GAITHER

By:	/s/ David E. Sweet
James C. Gaither, General Partner
By David E. Sweet Under Power of Attorney

TALLACK PARTNERS, L.P.

By:	/s/ David E. Sweet
James C. Gaither, General Partner
By David E. Sweet Under Power of Attorney

JAMES N. WHITE AND PATRICIA A. O’BRIEN AS TRUSTEES OF THE WHITE FAMILY TRUST U/A/D 4/3/97

By:	/s/ David E. Sweet
James N. White, Trustee
By David E. Sweet Under Power of Attorney

JEFFREY W. BIRD AND CHRISTINA R. BIRD AS TRUSTEES OF JEFFREY W. AND CHRISTINA R. BIRD TRUST AGREEMENT DATED 10/31/00

By:	/s/ David E. Sweet
Jeffrey W. Bird, Trustee
By David E. Sweet Under Power of Attorney

SIGNATURE PAGE TO DATA DOMAIN, INC.

AMENDED AND RESTATED VOTING AGREEMENT

RONALD DANIEL BERNAL AND PAMELA MAYER BERNAL AS TRUSTEES OF BERNAL FAMILY TRUST U/D/T 11/3/95

By:	/s/ David E. Sweet
Ronald D. Bernal, Trustee By David E. Sweet Under Power of Attorney

SIGNATURE PAGE TO DATA DOMAIN, INC.

AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

Wells Fargo Bank, N.A. FBO
SHV Profit Sharing Plan FBO Sherryl W. Hossack

/s/ Vicki M. Bandel

Wells Fargo Bank, N.A. FBO
SHV Profit Sharing Plan FBO David E. Sweet (Rollover)

/s/ Vicki M. Bandel

Wells Fargo Bank, N.A. FBO
SHV Profit Sharing Plan FBO Lynne M. Brown (Rollover)

/s/ Vicki M. Bandel

Wells Fargo Bank, N.A. FBO
SHV Profit Sharing Plan FBO Patricia Tom (Rollover)

/s/ Vicki M. Bandel

Wells Fargo Bank, N.A. FBO
SHV Profit Sharing Plan FBO Robert Yin

/s/ Vicki M. Bandel

Wells Fargo Bank, N.A. FBO
SHV Profit Sharing Plan FBO Tench Coxe

/s/ Vicki M. Bandel

SIGNATURE PAGE TO DATA DOMAIN, INC.

AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

The Codd Revocable Trust Dated 3/06/98, Ronald E. and Susan T. Codd, Trustees

By:	/s/ Ronald E. F. Codd
Print Name:	Ronald E. F. Codd
Title:	Trustee

SIGNATURE PAGE TO DATA DOMAIN, INC.

AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:
The Miller Living Trust, dtd 7/7/85, Jeffrey A. & Karen L. Miller, Co-Trustees

By:	/s/ Jeffrey A. Miller /s/ Karen L. Miller
Print Name:	Jeffrey A. and Karen L. Miller
Title:	Co-Trustees

SIGNATURE PAGE TO DATA DOMAIN, INC.

AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

CHARLES SIMMONS

/s/ Charles Simmons

SIGNATURE PAGE TO DATA DOMAIN, INC.

AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

MEL FRIEDMAN

/s/ Mel Friedman

SIGNATURE PAGE TO DATA DOMAIN, INC.

AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

HENNESSY 1993 REVOCABLE TRUST, JOHN HENNESSY TRUSTEE

By:	/s/ John L. Hennessy
Name:	John L. Hennessy
Title:	Trustee

SIGNATURE PAGE TO DATA DOMAIN, INC.

AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

NORTHGATE PARTNERS, A DELAWARE MULTIPLE SERIES LLC

By:	/s/ Mark Harris
Name:	Mark Harris
Title:	Managing Member

SIGNATURE PAGE TO DATA DOMAIN, INC.

AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

KONRAD LAI

/s/ Konrad Lai

SIGNATURE PAGE TO DATA DOMAIN, INC.

AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

ROBERT B. LYON AND LINDA WEINERT REVOCABLE INTERVIVOS TRUST UNDER AGREEMENT DATED 10/24/97

By:	/s/ Robert B. Lyon
Name:	Robert B. Lyon
Title:	Trustee

SIGNATURE PAGE TO DATA DOMAIN, INC.

AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

G & H PARTNERS

By:	/s/ Jonathan Gleason
Name:	Jonathan Gleason

SIGNATURE PAGE TO DATA DOMAIN, INC.

AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

PAUL M. WYTHES AND MARSHA WYTHES, TRUSTEES, THE WYTHES LIVING TRUST (9/21/87)

By:	/s/ Paul M. Wythes
Paul M. Wythes, Trustee

SIGNATURE PAGE TO DATA DOMAIN, INC.

AMENDED AND RESTATED VOTING AGREEMENT

SCHEDULE A

Schedule of Investors

New Enterprise Associates 10, L.P.

Greylock XI Limited Partnership

Greylock XI-A Limited Partnership

Greylock XI Principals LLC

Data Domain of Eleven Rings, LLC

Paul M. Wythes and Marsha R. Wythes, Trustees, The Wythes Living Trust (9/21/87)

G & H Partners

Hennessy 1993 Revocable Trust, John Hennessy Trustee

Konrad Lai

Charles E. Simmons

Katayoun Falakshahi

Robert B. Lyon & Linda Weinert Revocable Intervivos Trust Under Agreement Dated 10/24/97

Mel Friedman

Northgate Partners, LLC

Northgate Partners, A Delaware Multiple Series LLC

The Board of Trustees of the Leland Stanford Junior University (SBST)

Sutter Hill Ventures, a California Limited Partnership

David L. Anderson, Trustee, the Anderson Living Trust U/A/D 1/22/98

David L. Anderson, General Partner, Anvest, L.P.

G. Leonard Baker, Jr. and Mary Anne Baker, Co-Trustees of the Baker Revocable Trust U/A/D 2/3/03

G. Leonard Barker, Jr., General Partner, Saunders Holdings, L.P.

William H. Younger, Jr., Trustee, the Younger Living Trust, U/A/D 1/20/95

William H. Younger, Jr. and Lauren L. Younger, Co-Trustees of the Younger Living Trust U/A/D 1/20/95

Tench Coxe and Simone Otus Coxe, Co-Trustees of the Coxe Revocable Trust U/A/D 4/23/98

Gregory P. and Sarah J.D. Sands as Trustees of Gregory P. and Sarah J.D. Sands Trust Agreement Dated 2/24/99

Gregory P. Sands, Trustee of Gregory P. Sands Charitable Remainder Unitrust

James C. Gaither

James N. White and Pamela A. O’Brien as Trustees of the White Family Trust U/A/D 4/3/97

Jeffrey W. Bird and Christina R. Bird as Trustees of Jeffrey W. Bird and Christina R. Bird Trust Agreement Dated 10/31/00

Ronald Daniel Bernal and Pamela Mayer Bernal as Trustees of Bernal Family Trust U/D/T 11/31/95

Lynne M. Brown

Wells Fargo Bank, Trustee SHV Profit Sharing Plan FBO Sherryl W. Hossack

Wells Fargo Bank, Trustee SHV Profit Sharing Plan FBO Tench Coxe

Wells Fargo Bank, Trustee SHV Profit Sharing Plan FBO Ronald D. Bernal

Wells Fargo Bank, Trustee SHV Profit Sharing Plan FBO David E. Sweet (Rollover)

Wells Fargo Bank, Trustee SHV Profit Sharing Plan FBO Lynne M. Browne

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Wells Fargo Bank, Trustee SHV Profit Sharing Plan FBO Patricia Tom (Pre)

Wells Fargo Bank, Trustee SHV Profit Sharing Plan FBO Robert Yin

The David S.H. Rosenthal Trust Under Agreement Dated 10/26/99

Louis and Jolene Cole 1988 Rev Trust, Dated 11/7/88

Duke University Special Ventures Fund, Inc.

Mark W. Younger

James C. Gaither, Custodian FBO Kelly L. Younger under CUTMA until age 21

James C. Gaither, Custodian FBO Julie A. Younger under CUTMA until age 21

Tallack Partners, L.P.

James G. La Plante

Sherry Artemenko

Robert Y. Newell and Ethel N. Newell TTES U/T/A dtd 10/12/99

Gordon O. Matheson and Brenda B. Matheson

Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Sherryl W. Hossack

Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Tench Coxe

Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO David E. Sweet (Rollover)

Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Lynne M. Browne (Rollover)

Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Patricia Tom (Rollover)

Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Robert Yin

The Miller Living Trust, dtd 7/7/85, Jeffrey A. & Karen L. Miller, Co-Trustees

The Codd Revocable Trust Dated 3/06/98, Ronald E. and Susan T. Codd, Trustees

SCHEDULE B

Schedule of Common Holders

Kai Li

Ming Benjamin Zhu

Brian Biles

Yifan Zhang

Frank Slootman

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EXHIBIT A

ADOPTION AGREEMENT

This Adoption Agreement (“Adoption Agreement”) is executed by the undersigned (the “Transferee”) pursuant to the terms of that certain Amended and Restated Voting Agreement dated as of July 26, 2005 (the “Agreement”) by and among the Company and certain of its stockholders. Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Agreement. By the execution of this Adoption Agreement, the Transferee agrees as follows:

(a)        Acknowledgment.  Transferee acknowledges that Transferee is acquiring certain shares of the capital stock of the Company (the “Stock”), subject to the terms and conditions of the Agreement.

(b)        Agreement.  Transferee (i) agrees that the Stock acquired by Transferee shall be bound by and subject to the terms of the Agreement, and (ii) hereby adopts the Agreement with the same force and effect as if Transferee were originally a Party thereto.

(c)        Notice.  Any notice required or permitted by the Agreement shall be given to Transferee at the address listed beside Transferee’s signature below.

EXECUTED AND DATED this              day of                         , 200  .

TRANSFEREE:

By:
Name and Title

Address:
Fax:

Accepted and Agreed:

DATA DOMAIN, INC.

By:
Title:

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